UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

SOUTHERN USA RESOURCES INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	20-8901634
(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

527 Mountain View Rd Ashland, Alabama	36251
(Address of Principal Executive Offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following.  ☒

Securities Act registration statement number to which this form relates:	333-143352
(if applicable)
Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.000001 par value
(Title of Class)

Item 1.    Description of Registrant’s Securities to be Registered.

The description of securities contained in Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission (File No. 333-143352) is incorporated by reference into this registration statement.

Item 2.    Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation *
3.2	Amended and Restated Bylaws **

*	Incorporated by reference to Exhibit 3.1 to the Company’s Form 8-K filed with the SEC on April 23, 2012.
**	Incorporated by reference to Exhibit 3.2 to the Company’s Form 8-K filed with the SEC on February 4, 2010.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 10, 2012	SOUTHERN USA RESOURCES INC.

	By:	/s/ Charles Merchant, Sr.
Charles Merchant, Sr. President and Chief Executive Officer